UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 29, 2008
First Priority Financial Corp.
(Exact name of registrant as specified in its charter)

Pennsylvania	333-140879	20-8420347
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2 West Liberty Boulevard, Suite 104
Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (610) 280-7100
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

First Priority Financial Corp. (“First Priority”) hereby amends Item 9.01 of its Current Report on Form 8-K dated February 29, 2008 and filed March 4, 2008 (the “Report”), as set forth below. The purpose of the Report was to disclose, pursuant to Item 2.01, First Priority’s acquisition of Prestige Bank (“Prestige”). The purpose of this amendment is to file the required financial statements of Prestige and unaudited pro forma financial information.
First Priority may from time to time make written or oral “forward-looking statements,” including statements contained in First Priority’s filings with the Securities and Exchange Commission (including this Amendment No. 1 to the Report and the exhibits hereto and thereto), in its reports to shareholders and in other communications by First Priority, which are made in good faith by First Priority pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.
These forward-looking statements include statements with respect to First Priority’s beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond First Priority’s control).  The words “may,” “could,” “should,” would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan” and similar expressions are intended to identify forward-looking statements.  The following factors, among others, could cause First Priority’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in which First Priority conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of and acceptance of new products and services of First Priority and the perceived overall value of these products and services by users, including the features, pricing and quality compared to competitors’ products and services; the willingness of users to substitute competitors’ products and services for First Priority’s products and services; the success of First Priority in gaining regulatory approval of its products and services, when required; the impact of changes in financial services’ laws and regulations; technological changes; acquisitions; changes in consumer spending and saving habits; and the success of First Priority at managing the risks involved in the foregoing.
First Priority cautions that the foregoing list of important factors is not exclusive. Readers are also cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date of this report.  First Priority does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of First Priority.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired The audited consolidated statements of financial condition of Prestige as of December 31, 2007 required pursuant to Item 9.01(a) of Form 8-K are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information The pro forma financial information as of the fiscal year ended December 31, 2007 required pursuant to Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits:
The following exhibits are filed herewith:
99.1	Audited consolidated statements of financial condition of Prestige Bank as of December 31, 2007.

99.2	Pro forma financial information as of the fiscal year ended December 31, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PRIORITY FINANCIAL CORP.

Dated: May 9, 2008

	By:	/s/ Mark Myers. Mark Myers Chief Accounting Officer

EXHIBIT INDEX
Exhibit Number
99.1	Audited consolidated statements of financial condition of Prestige Bank as of December 31, 2007.

99.2	Pro forma financial information as of the fiscal year ended December 31, 2007.